UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-0523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/13

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

The Dreyfus Fund
Incorporated

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2013, through June 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period marked the strongest first-half-of-the-year performance for U.S. stocks in 14 years. Despite heightened volatility during the second quarter stemming from signals that the Federal Reserve Board (the “Fed”) is likely to back away from its quantitative easing program later this year, equity investors generally responded positively to improved U.S. economic trends. Data from recovering labor and housing markets proved especially encouraging to investors, helping to support higher stock prices across most market sectors, investment styles, and capitalization ranges.

We continue to believe that the U.S. economy is poised for sustained growth over the next several years. Pent-up demographic demand could drive continued expansion in the housing market, and higher home equity levels may bolster consumer confidence and spending.Although the Fed’s shift to a more moderately stimulative monetary policy stance is likely to spark bouts of short-term volatility, we currently expect positive economic trends to support corporate earnings and stock prices over the longer term.As always, we urge you to discuss our observations with your financial adviser.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through June 30, 2013, as provided by Sean P. Fitzgibbon, David Sealy and Barry K. Mills, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2013, The Dreyfus Fund Incorporated produced a total return of 10.57%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 13.82% for the same period.2

Stocks were driven broadly higher by modestly rising corporate profits over the reporting period as the U.S. economy continued to show signs of growth.While the fund participated substantially in the market’s rise, relatively weak returns from investments in the information technology and energy sectors caused its performance to lag the benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.To pursue these goals, the fund focuses on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks, and stocks that exhibit characteristics of both investment styles.We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

Domestic Economic Growth Bolstered Markets

The year began in the wake of uncertainty surrounding automatic U.S. tax hikes and spending cuts scheduled for the start of the year, but last-minute legislation to address the tax increases quickly alleviated investors’ worries. Subsequently, investors responded positively to improved U.S. employment and housing market trends, and to aggressively accommodative monetary policies implemented by the Federal Reserve Board (the “Fed”) and other central banks. As a result, by mid-May, the S&P 500 Index reached a new record high. However, in late May, remarks by Fed

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

chairman Ben Bernanke were widely interpreted as a signal that the central bank was likely to back away from its ongoing quantitative easing program later this year. As a result, most financial markets encountered heightened volatility late in the reporting period, erasing some of the market’s previous gains.

Under these conditions, investors generally favored companies that derive most of their revenues from domestic sources, particularly those that tend to be more sensitive to changes in the U.S. economic cycle. Financial and consumer discretionary stocks led the market’s rise, while areas more dependent on corporate capital spending, such as the information technology sector, tended to lag market averages.Traditionally defensive, higher yielding areas, such as the utilities sector, also trailed the S&P 500 Index over the reporting period when investors favored more growth-oriented companies.

Mixed Performance from Individual Stock Selections

The fund’s relative performance was dampened by stock selection within the information technology sector, where enterprise software developers Salesforce.com and Citrix Systems suffered amid weak corporate capital spending despite their exposure to the growing market for cloud computing services. Lack of exposure to software giant Microsoft also hurt relative performance, as the company gained value despite its reliance on the struggling personal computer market. Conversely, underweighted exposure to consumer electronics maker Apple contributed positively to relative performance amid intensifying competitive pressures and a dearth of new products. In the energy sector, Ensco, National OilwellVarco and Schlumberger each struggled with its own company-specific issues, weighing on the fund’s returns compared to the benchmark.

The fund fared better with financial and consumer-related stocks. The financials sector was led higher by banks and other interest rate-sensitive holdings, such as American Express,Affiliated Managers Group, andWells Fargo & Co. In the consumer staples sector, personal products maker Avon Products climbed sharply after reporting strong quarterly results, including improving profit margins. Robust gains from other consumer staples holdings, such as Dean Foods and Kraft Foods Group, further contributed positively to the fund’s relative results.While the fund lagged its benchmark in the consumer discretionary sector overall, auto parts maker Delphi Automotive and media companies Viacom and News Corp. positioned it to participate in the sector’s advance to a significant degree.

Emphasizing Cyclical Growth Opportunities

In light of our expectations of continued U.S. economic expansion, we have emphasized individual companies that we believe are more leveraged to economic growth. As a result, as of the reporting period’s end, the fund held overweighted exposure to the consumer discretionary sector, particularly in the durables and apparel industry groups, and to health care companies in the pharmaceutical and biotechnology areas. In contrast, the fund held no exposure to the utilities or telecommunications services sectors, where we believe most stocks remain too defensively oriented and richly valued. In the financials sector, the fund has been steering away from traditionally defensive real estate investment trusts and insurers, focusing instead on companies with exposure to capital markets activity.

July 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2013 to June 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2013

Expenses paid per $1,000†	$3.97
Ending value (after expenses)	$1,105.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2013

Expenses paid per $1,000†	$3.81
Ending value (after expenses)	$1,021.03

† Expenses are equal to the fund’s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2013 (Unaudited)

Common Stocks—99.2%	Shares		Value ($)
Automobiles & Components—1.3%
Delphi Automotive	271,700		13,772,473
Banks—3.0%
Regions Financial	898,730		8,564,897
Wells Fargo & Co.	574,490		23,709,202
			32,274,099
Capital Goods—4.6%
Eaton	141,670		9,323,303
Fluor	244,090		14,476,978
General Electric	1,112,310		25,794,469
			49,594,750
Commercial & Professional Services—2.0%
ADT	151,787	[a]	6,048,712
Robert Half International	176,970		5,880,713
Tyco International	303,575		10,002,796
			21,932,221
Consumer Durables & Apparel—4.1%
Newell Rubbermaid	450,110		11,815,387
PVH	95,440		11,934,772
Toll Brothers	230,850	[a]	7,532,636
Under Armour, Cl. A	204,890	[a]	12,233,982
			43,516,777
Consumer Services—1.0%
Las Vegas Sands	193,400		10,236,662
Diversified Financials—9.1%
Affiliated Managers Group	33,636 [a]		5,514,286
American Express	75,182		5,620,606
Bank of America	1,571,860		20,214,120
Capital One Financial	103,150		6,478,852
Citigroup	331,000		15,878,070
JPMorgan Chase & Co.	461,250		24,349,387

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
Moody’s	96,880		5,902,898
NASDAQ OMX Group	211,600		6,938,364
T. Rowe Price Group	90,910		6,650,067
			97,546,650
Energy—9.8%
Anadarko Petroleum	101,100		8,687,523
Apache	120,770		10,124,149
Chevron	257,610		30,485,567
EOG Resources	75,280		9,912,870
National Oilwell Varco	181,460		12,502,594
Occidental Petroleum	184,890		16,497,735
Schlumberger	245,700		17,606,862
			105,817,300
Exchange-Traded Funds—1.2%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	80,920		12,981,186
Food & Staples Retailing—1.4%
Whole Foods Market	292,302		15,047,707
Food, Beverage & Tobacco—8.8%
Coca-Cola Enterprises	316,680		11,134,469
ConAgra Foods	323,150		11,287,629
Dean Foods	367,410	[a]	3,681,448
Kraft Foods Group	236,503		13,213,423
Mondelez International, Cl. A	329,240		9,393,217
PepsiCo	254,910		20,849,089
Philip Morris International	253,250		21,936,515
WhiteWave Foods, Cl. A	93,852		1,525,095
WhiteWave Foods, Cl. B	133,664		2,031,693
			95,052,578
Health Care Equipment & Services—5.0%
Cigna	153,060		11,095,319
Express Scripts Holding	208,640	[a]	12,871,002

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
HCA Holdings	224,850		8,108,091
McKesson	109,610		12,550,345
Medtronic	185,610		9,553,347
			54,178,104
Household & Personal Products—.7%
Avon Products	351,260		7,386,998
Insurance—2.7%
American International Group	236,220	[a]	10,559,034
Chubb	98,250		8,316,862
Hartford Financial Services Group	310,700		9,606,844
			28,482,740
Materials—3.1%
International Paper	158,350		7,016,488
LyondellBasell Industries, Cl. A	136,710		9,058,405
Monsanto	178,650		17,650,620
			33,725,513
Media—3.6%
News Corp., Cl. A	583,780		19,031,228
Viacom, Cl. B	284,430		19,355,462
			38,386,690
Pharmaceuticals, Biotech &
Life Sciences—10.4%
Eli Lilly & Co.	166,600		8,183,392
Gilead Sciences	250,020	[a]	12,803,524
Johnson & Johnson	331,290		28,444,559
Pfizer	1,657,490		46,426,295
Sanofi, ADR	317,420		16,350,304
			112,208,074
Real Estate—.5%
CBRE Group, Cl. A	243,730	[a]	5,693,533
Retailing—5.9%
Amazon.com	66,020	[a]	18,333,094

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Dick’s Sporting Goods	176,510		8,836,091
Dollar General	140,950	[a]	7,108,108
L Brands	194,480		9,578,140
Nordstrom	179,600		10,765,224
priceline.com	10,400	[a]	8,602,152
			63,222,809
Semiconductors & Semiconductor
Equipment—3.3%
Applied Materials	752,720		11,223,055
Broadcom, Cl. A	268,260		9,056,458
Texas Instruments	439,010		15,308,279
			35,587,792
Software & Services—9.9%
Automatic Data Processing	160,680		11,064,425
Facebook, Cl. A	387,570	[a]	9,634,990
Google, Cl. A	32,463	[a]	28,579,451
International Business Machines	103,780		19,833,396
MasterCard, Cl. A	26,100		14,994,450
Oracle	416,838		12,805,263
salesforce.com	234,400	[a]	8,949,392
			105,861,367
Technology Hardware & Equipment—4.7%
Cisco Systems	739,360		17,973,842
EMC	574,450		13,568,509
QUALCOMM	311,770		19,042,912
			50,585,263
Transportation—3.1%
FedEx	145,070		14,301,001
Union Pacific	125,620		19,380,654
			33,681,655
Total Common Stocks
(cost $848,354,034)			1,066,772,941

Other Investment—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,883,050)	4,883,050 [b]	4,883,050

Total Investments (cost $853,237,084)	99.7%	1,071,655,991
Cash and Receivables (Net)	.3%	3,111,643
Net Assets	100.0%	1,074,767,634

ADR—American Depository Receipts

a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Pharmaceuticals,		Materials	3.1
Biotech & Life Sciences	10.4	Transportation	3.1
Software & Services	9.9	Banks	3.0
Energy	9.8	Insurance	2.7
Diversified Financials	9.1	Commercial & Professional Services	2.0
Food, Beverage & Tobacco	8.8	Food & Staples Retailing	1.4
Retailing	5.9	Automobiles & Components	1.3
Health Care Equipment & Services	5.0	Exchange-Traded Funds	1.2
Technology Hardware & Equipment	4.7	Consumer Services	1.0
Capital Goods	4.6	Household & Personal Products	.7
Consumer Durables & Apparel	4.1	Money Market Investment	.5
Media	3.6	Real Estate	.5
Semiconductors &
Semiconductor Equipment	3.3		99.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	848,354,034	1,066,772,941
Affiliated issuers	4,883,050	4,883,050
Cash		3,428,182
Receivable for investment securities sold		5,799,655
Dividends and securities lending income receivable		1,385,583
Receivable for shares of Common Stock subscribed		1,000
Prepaid expenses		13,645
		1,082,284,056
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		690,183
Payable for investment securities purchased		5,790,030
Payable for shares of Common Stock redeemed		925,324
Interest payable—Note 2		52
Accrued expenses		110,833
		7,516,422
Net Assets ($)		1,074,767,634
Composition of Net Assets ($):
Paid-in capital		801,282,541
Accumulated undistributed investment income—net		1,194,014
Accumulated net realized gain (loss) on investments		53,872,172
Accumulated net unrealized appreciation
(depreciation) on investments		218,418,907
Net Assets ($)		1,074,767,634
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		100,215,986
Net Asset Value, offering and redemption price per share ($)		10.72

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $119,113 foreign taxes withheld at source):
Unaffiliated issuers	9,210,322
Affiliated issuers	3,614
Income from securities lending—Note 1(b)	33,705
Total Income	9,247,641
Expenses:
Management fee—Note 3(a)	3,486,942
Shareholder servicing costs—Note 3(b)	349,606
Professional fees	76,064
Custodian fees—Note 3(b)	31,631
Prospectus and shareholders’ reports	26,516
Directors’ fees and expenses—Note 3(c)	20,077
Registration fees	13,729
Loan commitment fees—Note 2	7,815
Interest expense—Note 2	53
Miscellaneous	27,389
Total Expenses	4,039,822
Less—reduction in fees due to earnings credits—Note 3(b)	(1,750)
Net Expenses	4,038,072
Investment Income—Net	5,209,569
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	53,883,127
Net unrealized appreciation (depreciation) on investments	47,227,559
Net Realized and Unrealized Gain (Loss) on Investments	101,110,686
Net Increase in Net Assets Resulting from Operations	106,320,255

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2013	Year Ended
	(Unaudited)	December 31, 2012
Operations ($):
Investment income—net	5,209,569	13,125,454
Net realized gain (loss) on investments	53,883,127	62,165,943
Net unrealized appreciation
(depreciation) on investments	47,227,559	86,179,302
Net Increase (Decrease) in Net Assets
Resulting from Operations	106,320,255	161,470,699
Dividends to Shareholders from ($):
Investment income—net	(5,429,753)	(12,844,244)
Net realized gain on investments	(6,071,463)	—
Total Dividends	(11,501,216)	(12,844,244)
Capital Stock Transactions ($):
Net proceeds from shares sold	4,979,594	10,594,869
Dividends reinvested	10,106,338	11,055,261
Cost of shares redeemed	(45,508,347)	(100,012,787)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(30,422,415)	(78,362,657)
Total Increase (Decrease) in Net Assets	64,396,624	70,263,798
Net Assets ($):
Beginning of Period	1,010,371,010	940,107,212
End of Period	1,074,767,634	1,010,371,010
Undistributed investment income—net	1,194,014	1,414,198
Capital Share Transactions (Shares):
Shares sold	849,931	1,127,037
Shares issued for dividends reinvested	573,066	1,140,590
Shares redeemed	(4,311,189)	(10,560,582)
Net Increase (Decrease) in Shares Outstanding	(2,888,192)	(8,292,955)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2013				Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	9.80		8.44	8.99	7.80	6.14	10.25
Investment Operations:
Investment income—net[a]	.05		.12	.10	.07	.08	.13
Net realized and unrealized
gain (loss) on investments	.98		1.36	(.55)	1.19	1.67	(3.98)
Total from
Investment Operations	1.03		1.48	(.45)	1.26	1.75	(3.85)
Distributions:
Dividends from
investment income—net	(.05)		(.12)	(.10)	(.07)	(.09)	(.13)
Dividends from net realized
gain on investments	(.06)		—	—	—	—	(.13)
Total Distributions	(.11)		(.12)	(.10)	(.07)	(.09)	(.26)
Net asset value,
end of period	10.72		9.80	8.44	8.99	7.80	6.14
Total Return (%)	10.57	[b]	17.58	(5.05)	16.30	28.75	(38.21)
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.76	[c]	.75	.77	.78	.80	.76
Ratio of net expenses
to average net assets	.76	[c]	.75	.77	.78	.79	.75
Ratio of net investment income
to average net assets	.98	[c]	1.30	1.11	.84	1.18	1.48
Portfolio Turnover Rate	32.34	[b]	56.38	67.60	60.06	77.88	76.31
Net Assets, end of period
($ x 1,000)	1,074,768		1,010,371	940,107	1,041,526	966,117	815,876

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unad-

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	1,037,441,451	—	—	1,037,441,451
Equity Securities—
Foreign
Common Stocks†	16,350,304	—	—	16,350,304
Exchange-Traded
Funds	12,981,186	—	—	12,981,186
Mutual Funds	4,883,050	—	—	4,883,050

† See Statement of Investments for additional detailed categorizations.

At June 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund and credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2013,The Bank of NewYork Mellon earned $14,445 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2013 were as follows:

Affiliated
Investment	Value					Value	Net
Company	12/31/2012	($)	Purchases ($)	Sales	($) 6/30/2013 ($)		Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	4,904,362		96,642,897		96,664,209	4,883,050.5
Dreyfus
Institutional
Cash
Advantage
Fund	4,517,281		102,122,517		106,639,798	—	—
Total	9,421,643		198,765,414		203,304,007	4,883,050.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

“Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2012 was as follows: ordinary income $12,844,244. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2013 was approximately $9,400 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.

The Agreement also provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. For the period ended June 30, 2013, there was no reduction in expenses pursuant to the Agreement.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $254,529 for transfer agency services and $12,247 for cash management services. Cash management fees were partially offset by earnings credits of $1,742. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2013, the fund was charged $31,631 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2013, the fund was charged $6,907 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $8.

During the period ended June 30, 2013, the fund was charged $4,630 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $588,463, custodian fees $24,686, Chief Compliance Officer fees $4,630 and transfer agency fees $72,404.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2013, amounted to $341,448,295 and $381,299,500, respectively.

At June 30, 2013, accumulated net unrealized appreciation on investments was $218,418,907, consisting of $224,006,194 gross unrealized appreciation and $5,587,287 gross unrealized depreciation.

At June 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 23

NOTES

For More Information

Ticker Symbol: DREVX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2013 Dreyfus Service Corporation

,/p>

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	August 20, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)